Warrant liabilities	12 Months Ended
Dec. 31, 2023
Warrant Liabilities [Abstract]
Warrant liabilities	Warrant liabilities
See accounting policies in note 38(J).
The Reverse Recapitalization (see note 31) has included the issuance of 1,492,306 warrants. Each warrant entitles the holder to purchase one Class A ordinary share of the Company at an exercise price of $8.91 per whole share (equivalent to $133.65 per whole share after reverse stock split). The warrants are exercisable from May 18, 2022 and will expire on May 18, 2027.
The warrants are listed on NASDAQ under the trading symbol “PRENW” and are measured based on the market price.
Movement of the balance during the years ended December 31, 2022 and 2023 is as follow:

	2023	2022
Balance at January 1	$3,574,885	$—
Assumption of warrant upon the Reverse Recapitalization	—	6,186,423
Issuance of warrant	—	585,000
Change in fair value recognized in profit or loss	(3,351,035)	(3,196,538)
Balance at December 31	$223,850	$3,574,885